SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 16, 2009

XODTEC GROUP USA, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-148005	20-8009362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 North Curry Street Carson City, NV	89703-4934
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(775) 321-1013

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                      Regulation FD Disclosure

On September 16, 2009, the Company issued a press release announcing Second and Third Financial Quarter earnings guidance.

Item 9.01.                      Financial Statements and Exhibits

Exhibit #	Description
99.1	Press Release, dated September 16, 2009.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

XODTEC GROUP USA, INC.

Date: September 19, 2009	By:	/s/ Chao-Wu Chou
Chao-Wu Chou
Chief Executive Officer

Exhibit Index

Exhibit #	Description
99.1	Press Release, dated September 16, 2009.